Goodwill	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Goodwill
14.	Goodwill

	RMB’000	US$’000

Cost
At January 1, 2017, December 31, 2017, January 1, 2018 and December 31, 2018	218,311	32,632

Accumulated impairment
At January 1, 2017, December 31, 2017, January 1, 2018 and December 31, 2018	5,675	848

Net carrying amount
At December 31, 2017 and December 31, 2018	212,636	31,784

Goodwill represents the excess of costs over fair value of net assets of businesses acquired.

Goodwill acquired through business combinations have been allocated to two cash-generating units for impairment testing as follows:

•	Yuchai

•	Yulin Hotel. Goodwill allocated to Yulin Hotel was fully impaired in 2008.

Carrying amount of goodwill allocated to the cash-generating unit:

	31.12.2017	31.12.2018	31.12.2018
	RMB’000	RMB’000	US$’000

Yuchai	212,636	212,636	31,784

Yuchai unit

The Group performs its impairment test annually. The recoverable amount of the unit was determined based on a value in use calculation using cash flow projections from financial budgets approved by senior management covering an eight-year period. The business of Yuchai is stable since the Group has control in 1994 and the business model of Yuchai is unlikely to change in the foreseeable future. The pre-tax discount rate applied to the cash flow projections was 13.96% (2017: 12.84%). No impairment was identified for this unit.

Key assumptions used in value in use calculations

The calculation of value in use for the cash-generating unit is most sensitive to the following assumptions:

•	Profit from operation

•	Discount rate

•	Growth rate used to extrapolate cash flows beyond the forecast period

Profit from operation – Profit from operation is based on management’s estimate with reference to historical performance of Yuchai unit.

Discount rate – Discount rate reflects management’s estimate of the risks specific to the cash-generating unit and is estimated based on weighted average cost of capital (“WACC”). The WACC takes into account both debt and equity. The cost of equity is derived from the expected return on investment by the Group’s investors. The cost of debt is based on the interest-bearing borrowings the cash-generating unit is obliged to service. This rate is weighted according to the optimal debt/equity structure arrived on the basis of the capitalization structure of the peer group.

Growth rate estimate – Growth rate is based on management’s estimate with reference to general available indication of long-term gross domestic product growth rate of China. The long term rates used to extrapolate the budget for Yuchai are 6.3% and 6.5% for 2018 and 2017 respectively.

Sensitivity to changes in assumptions

The implications of the key assumptions for the recoverable amount are discussed below:

Profit from operation – A decreased demand can lead to a decline in profit from operation. A decrease in demand by 1.00% (2017: 2.37%) would result in impairment.

Discount rate – A rise in pre-tax discount rate to 14.28% (2017: 14.82%) in the Yuchai unit would result in impairment.

Growth rate assumptions – Management recognizes that the speed of technological change and the possibility of new entrants can have a significant impact on growth rate assumptions. A reduction to 5.77% (2017: 2.98%) in the long-term growth rate in Yuchai unit would result in impairment.

With regard to the assessment of value in use of the Yuchai unit, management believes that no reasonably possible change in any of the above key assumptions would cause the recoverable amount to materially fall below the carrying value of the unit.